Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND

THIRD AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 1, 2021 (this “Amendment”), is among GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company (the “Company”), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC, a Delaware limited liability company (“Intermediate Holding”), the Subsidiaries of the Company party hereto (the “Subsidiary Guarantors” and together with the Borrowers and Intermediate Holding, the “Loan Parties” and, each a “Loan Party”), the several banks and other financial institutions parties to this Amendment (the “Lenders” and, each a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and acknowledged and agreed to by GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”).

Recitals:

A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of January 1, 2018 (as in effect on the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Loan Parties, Holding and the Administrative Agent are parties to that certain Third Amended and Restated Guarantee and Collateral Agreement dated as of January 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”).

C. The Company has (i) advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement and the Guarantee and Collateral Agreement as set forth herein and (ii) requested the release of the Administrative Agent’s Lien on any real property owned by a Loan Party (including the Mortgaged Properties) in accordance with the terms set forth herein.

D. Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders have agreed to so amend the Credit Agreement and the Guarantee and Collateral Agreement and release the Mortgaged Properties.

In furtherance of the foregoing, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein the parties agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Section 8.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Indebtedness of the Company or any Subsidiary Guarantor secured by the Collateral (for so long as the Obligations are secured thereby and, if the Obligations are unsecured, the Indebtedness permitted by this subsection 8.2(e) shall likewise be required to be unsecured) consisting of (i) the Partnership Transaction Assumed Indebtedness, (ii) other Indebtedness of the Company or any Subsidiary Guarantor in an aggregate principal amount not to exceed the greater of (x) $500,000,000 minus the aggregate amount of all Incremental Facilities and Incremental Increases in effect at the time of the incurrence of such Indebtedness and (y) the maximum amount of Indebtedness which may be incurred at such time without the Consolidated Senior Secured Leverage Ratio (after giving pro forma effect to such incurrence and all other transactions to be consummated in connection therewith) exceeding 3.25 to 1.00, provided, (A) in the case of Indebtedness incurred pursuant to this clause (ii), that (1) no Default shall exist or will occur as a result from the incurrence of such Indebtedness, (2) such Indebtedness neither matures nor has a Weighted Average Life that is prior to the date that is six months after the Termination Date with respect to the Term A Facility or, if later, the latest Termination Date with respect to any Incremental Term Facility outstanding at the time such Indebtedness is incurred (provided that (X) Indebtedness of the Company or any Subsidiary Guarantor may be incurred with a maturity and/or a Weighted Average Life that is prior to the date that is six months after the Termination Date with respect to the Term A Facility or the latest Termination Date with respect to any Incremental Term Facility, as applicable, in an aggregate amount not to exceed the greater of (x) $500,000,000 and (y) 50% of EBITDA for the most recently ended Test Period for which financial statements have been delivered pursuant to Section 7.1(a) or (b) and (Y) in determining the latest Termination Date in respect of any Term Facility for purposes of subsection (A)(2) of this proviso, any Term Facility outstanding with a stated maturity date later than the five year anniversary of the incurrence of such Term Facility, shall be disregarded), (3) the covenants, events of default and guarantees of any such Indebtedness, shall not be materially more restrictive to the Company, when taken as a whole, than the terms of the existing Loans, unless (x) the Lenders under the existing Loans also receive the benefit of such more restrictive terms (it being understood to the extent that any covenant is added for the benefit of any such Indebtedness, no consent shall be required from the Administrative Agent or any Lender to the extent that such covenant is also added for the benefit of any corresponding existing Loans), (y) any such provisions apply after the latest Termination Date applicable to outstanding Loans at such time, or (z) such terms shall be reasonably satisfactory to the Administrative Agent and the Company; provided that a certificate of a Responsible Officer delivered to the Administrative Agent in connection with the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within fifteen (15) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (4) such Indebtedness does not have mandatory prepayment or redemption features other than (x) amortization permitted by the foregoing clause (2) and (y) customary asset sale, insurance and condemnation proceeds events, change of control offers and events of default no more restrictive than the terms of the existing Loans, except to the extent any such more restrictive provisions apply after the latest Termination Date existing at such time; provided, that, no such Indebtedness shall require prepayments from the Net Cash Proceeds from events triggering prepayments pursuant to subsection 4.2(b) on a greater than pro rata basis with any Term Loans or Partnership Transaction Assumed Indebtedness then outstanding that also requires such prepayment; and, (B) in the case of all Indebtedness permitted by this subsection 8.2(e), that such secured Indebtedness ranks pari passu with or is junior in right of payment to the Indebtedness under this Agreement, is guaranteed only by one or more of the Company and the Guarantors, and is subject to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent (it being understood and agreed by all present and subsequent Lenders from time to time party hereto that the Administrative Agent is hereby authorized to execute and deliver an intercreditor, collateral agency or similar agreement and security documents and/or amend the existing Security Documents securing the Obligations in connection with the grant of a pari passu or junior Lien to secure such Indebtedness in form and substance reasonably satisfactory to the

Administrative Agent (it being understood that the Intercreditor Agreement (as defined in the Guarantee and Collateral Agreement) is reasonably satisfactory in form and substance) and that the execution thereof by the Administrative Agent will bind all holders from time to time of the Obligations and which may provide, among other things, that the proceeds of any Collateral may be distributed pro rata to the Obligations and such other Indebtedness and which may provide that the trustee, administrative agent or collateral agent for such other Indebtedness may independently exercise rights and remedies with respect to the Collateral upon an event of default under such other Indebtedness, subject to sharing, notice and other customary provisions reasonably acceptable to the Administrative Agent); or (iii) any refinancing or replacement of the Indebtedness referenced in clauses (i) or (ii) above, in whole or in part, so long as such refinancing or replacement (x) does not increase the principal amount of the Indebtedness being refinanced or replaced except by an amount equal to unpaid accrued interest and fees and expenses incurred in connection therewith and (y) satisfies the requirements of sub-clause (A) of the first proviso following clause (ii) above and, if such refinancing or replacement is secured by any Collateral, sub-clause (B) of such proviso;”

(b) Section 11.7 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding anything provided for in this Section 11.7, any patronage assets subject to a statutory lien pursuant to the Farm Credit Act of 1971, as amended, for the benefit of a Farm Credit Lender shall not be subject to the pro rata sharing provisions set forth in this Section, and such patronage assets and any proceeds thereof shall not be subject to set-off as provided in Section 11.10.”

The amendments to the Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

Section 2. Amendments to Guarantee and Collateral Agreement. Effective upon the earlier of (i) the repayment in full of the Partnership Transaction Assumed Indebtedness and termination of the documentation executed by the Loan Parties in connection therewith or (ii) the Administrative Agent’s receipt of an effective corresponding amendment and consent including provisions substantially consistent with Section 2 and 3 hereof (as determined by the Administrative Agent in its reasonable discretion) with respect to the Partnership Transaction Assumed Indebtedness and related Security Documents (as defined therein) (the earlier of (i) and (ii), the “Partnership Transaction Indebtedness Condition”), the Guarantee and Collateral Agreement (excluding the schedules thereto) shall be amended (a) to delete red or green stricken text (indicated textually in the same manner as the following examples: and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the conformed copy of the Guarantee and Collateral Agreement attached as Annex A hereto. Upon the satisfaction of the Partnership Transaction Indebtedness Condition, each Lender hereby authorizes the Administrative Agent, on behalf of the Secured Parties, to finalize, execute and deliver such additional amendments to, or amendments and restatements of, the Guarantee and Collateral Agreement, in order to make such further changes as may be determined by the Administrative Agent in its reasonable discretion to be necessary or appropriate in connection herewith. The amendments to the Guarantee and Collateral Agreement are limited to the extent specifically described herein (including as set forth in Annex A and the immediately preceding sentence) and no other terms, covenants or provisions of the Guarantee and Collateral Agreement are intended to be affected hereby.

Section 3. Consent to Release of Mortgaged Properties. Effective upon the satisfaction of the Partnership Transaction Indebtedness Condition, each of the parties hereto acknowledges and agrees that all real property of a Loan Party currently subject to a Lien in favor of the Administrative Agent under the terms of the Loan Documents shall be automatically released (including, without limitation, the release of each Mortgaged Property) on the date thereof and all references to “Mortgages” and real property collateral set forth in the Credit Agreement or any other Loan Document are hereby removed therefrom mutatis mutandis. Upon the satisfaction of the Partnership Transaction Indebtedness Condition, (a) the Lenders party hereto authorize the Administrative Agent to file any necessary mortgage satisfactions or any other documentation or take any other action required or reasonably requested by the Company to release any Liens securing the Obligations held by the Administrative Agent on such released real property, and (b) each of the parties hereto further acknowledges and agrees that the Loan Parties and the Administrative Agent shall be permitted to enter into such amendments to the Loan Documents (including any intercreditor, collateral agency or similar agreement currently in effect) as shall be necessary or appropriate (in the reasonable determination of the Administrative Agent) to effect the foregoing agreements in Section 2 and this Section 3.

Section 4. Conditions Precedent. The effectiveness of this Amendment and the amendments and consent contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a) Execution of Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Loan Parties, Holding and Lenders constituting Required Lenders.

(b) Fees and Expenses. The Company shall have paid all fees and expenses required to be paid on the date hereof in connection with this Amendment.

Section 5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document is (except to the extent that it relates to a particular date, in which case it shall be true and correct as of such particular date) true and correct in all material respects (or in all respects if otherwise already qualified by materiality or Material Adverse Effect) on and as of the date hereof as if made on and as of the date hereof, provided that for purposes hereof, the representations and warranties contained in subsection 5.1(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsection 7.1(a) and (b) of the Credit Agreement, respectively.

(b) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment and the amendments contemplated hereby.

(c) This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 6. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each of the Loan Parties hereby consents, acknowledges and agrees to the amendments and releases set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guarantee and Collateral Agreement and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Security Documents), in each case after giving effect to the amendments contemplated hereby (and subject to the amendments and releases contemplated by Sections 1 through 3 hereof).

(b) Fees and Expenses. The Company shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, in each case, as set forth in subsection 11.5(a) of the Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc; Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of subsections 11.12, 11.15 and 11.17 of the Credit Agreement.

(e) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the Loan Parties agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(f) Entire Agreement. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with subsection 11.1 of the Credit Agreement. This Amendment is a Loan Document.

(g) Enforceability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to subsection 11.6 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

GRAPHIC PACKAGING INTERNATIONAL, LLC

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL LIMITED

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL JAPAN LTD.

By:
Name:
Title:

OTHER LOAN PARTIES:

GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC

By:
Name:
Title:

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

Acknowledged and Agreed as of the

date first set forth above:

GRAPHIC PACKAGING HOLDING COMPANY

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

TRUIST BANK (formerly known as BRANCH BANKING AND TRUST COMPANY and as successor by merger to SUNTRUST BANK), as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

TD BANK, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

WELLS FARGO BANK, NATIONAL ASSOCIAITON, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

CITIBANK, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

COBANK, ACB, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

FARMCREDIT SERVICES OF AMERICA, PCA, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION (formerly known as FIFTH THIRD BANK, an Ohio banking corporation), as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

REGIONS BANK, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

MUFG BANK, LTD. (formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

FIRST HORIZON BANK (a Tennessee banking corporation, successor by conversion to FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, a national banking association), as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

FIRST HAWAIIAN BANK, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

ATLANTIC CAPITAL BANK, N.A., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

AMERICAN SAVINGS BANK, F.S.B., as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

CENTRAL PACIFIC BANK, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

CATHAY BANK, as a Lender

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

MERCANTIL BANK, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Graphic Packaging, LLC

Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement and Third Amended and Restated

Guarantee and Collateral Agreement

Annex A

Amended Third Amended and Restated Guarantee and Collateral Agreement

See attached.